   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 2003

                                            REGISTRATION STATEMENT NO. 333-45891
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                         -----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         -----------------------------

                               THE TIMKEN COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        OHIO                                             34-0577130
 (State or Other Jurisdiction of                        (I.R.S. Employer
  Incorporation or Organization)                        Identification Number)

                               THE TIMKEN COMPANY
                            1835 DUEBER AVENUE, S.W.
                             CANTON, OHIO 44706-2798
                                 (330) 438-3000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                         -----------------------------

                                SCOTT A. SCHERFF
                CORPORATE SECRETARY AND ASSISTANT GENERAL COUNSEL
                               THE TIMKEN COMPANY
                            1835 DUEBER AVENUE, S.W.
                             CANTON, OHIO 44706-2798
                                 (330) 438-3000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   Copies To:
                              CHRISTOPHER M. KELLY
                                    Jones Day
                               901 Lakeside Avenue
                              Cleveland, Ohio 44114
                                 (216) 586-3939
                         -----------------------------


     Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, AS DETERMINED BY MARKET CONDITIONS AND OTHER FACTORS.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|




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--------------------------------------------------------------------------------

         Pursuant to the Registrant's undertaking in Item 17 of Part II of this registration statement, the registrant hereby withdraws this registration statement, including all amendments and exhibits thereto, with respect to the unsold portion of securities registered hereon. The Registrant completed the offering of $100 million of its 6 7/8% notes due 2028 in May 1998 and $75 million of its 6 3/4% notes due 2006 in August 2001 pursuant to this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, the State of Ohio, on September 12, 2003.

                                THE TIMKEN COMPANY

                                By: /s/ William R. Burkhart
                                ---------------------------------------------
                                Name: William R. Burkhart
                                Title: Senior Vice President and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below on behalf of The Timken Company by the following persons in the capacities and on the dates indicated.



                SIGNATURE                                       TITLE                              DATE
------------------------------------------    -------------------------------------------  ---------------------

   /s/James W. Griffith                         President, Chief Executive Officer and        September 12, 2003
--------------------------------------          Director (Principal Executive Officer)
            James W. Griffith

                                                  Executive Vice President-- Finance          September 12, 2003
   /s/Glenn A. Eisenberg                                  and Administration
--------------------------------------                (Principal Financial Officer)
           Glenn A. Eisenberg

                                                   Senior Vice President-- Finance            September 12, 2003
   /s/Sallie B. Bailey                                and Controller (Principal
--------------------------------------                     Accounting Officer)
            Sallie B. Bailey


                   *                                     Director and Chairman                September 12, 2003
-------------------------------------
            W.R. Timken, Jr.


                   *                                            Director                      September 12, 2003
-------------------------------------
            Stanley C. Gault



                                                                Director
--------------------------------------
            John A. Luke, Jr.


                   *                                            Director                      September 12, 2003
-------------------------------------
            Robert W. Mahoney


                   *                                            Director                      September 12, 2003
--------------------------------------
             Jay A. Precourt


                                                                Director
---------------------------------------
            Joseph W. Ralston

                                                                Director
----------------------------------------
            W.J. Timken, Jr.




                SIGNATURE                                       TITLE                              DATE
------------------------------------------    -------------------------------------------  ---------------------


                   *                                           Director                       September 12, 2003
------------------------------------------
           John M. Timken, Jr.

                                                               Director                       September 12, 2003
                   *
------------------------------------------
               W.J. Timken

                                                               Director                       September 12, 2003
                   *
------------------------------------------
           Joseph F. Toot, Jr.

                                                               Director                       September 12, 2003
                   *
------------------------------------------
            Martin D. Walker


                                                               Director
------------------------------------------
           Jacqueline F. Woods


* The undersigned, pursuant to a Power of Attorney executed by each of the directors and officers identified above and filed with the SEC, by signing his or her name hereto, does hereby sign and execute this Registration Statement on behalf of each of the persons noted above, in the capacities indicated.


                                                  By:  /s/ W.R. Timken, Jr.
                                                       ---------------------
                                                       Name: W. R. Timken, Jr.
                                                       Attorney-in-Fact




                                      S-2